EXHIBIT 10.17




		       EMPLOYMENT AGREEMENT


     This Employment Agreement dated effective as of February 23, 1997, is made and entered into by and between Jitney-Jungle Stores of America, Inc., a Mississippi corporation
(the "Company"), and Michael E. Julian (the "Executive").


			   RECITALS


     The Company desires to employ the Executive in the business operated by the Company, according to the terms, covenants and conditions hereinafter set forth.

     NOW, THEREFORE, the Company and the Executive hereto agree as follows:

     1. Employment and Duties. Subject to the terms hereof, the Company employs Executive as Chief Executive
Officer of the Company and in such capacities with its affiliates and subsidiaries as the Company shall designate, with full authority to manage the day-to-day business of the Company, subject only to the direction of the Company's Board of Directors. Executive accepts such employment and agrees to devote substantially his entire professional time, attention and energies to the business of the Company and to perform such additional responsibilities and duties consistent with his position as provided in the Bylaws and as may be assigned to him from time to time by the Board of Directors. Executive shall work at the principal office of the Company located in or near the Jackson, Mississippi metropolitan area or at such other location in or near the Jackson, Mississippi metropolitan area as the Board of Directors, in its discretion, may select.

     2. Extent of Services. Executive shall devote substantially all his working time (during normal business hours) and attention (other than during any illness and vacations) and give his good faith efforts, skills and abilities to the management and operations of the Company; it being understood and agreed that Executive shall be permitted to manage his own personal affairs and serve as director or officer of any trade association, civic, corporate, educational or charitable organization or governmental entity, provided that Executive's service does not materially interfere with Executive's performance of his duties hereunder. Executive shall report only and directly to the Company's Board of Directors. Notwithstanding the above, the Executive shall not be required to perform any duties or responsibilities which would be likely to result in non-compliance with or violation of any applicable law or regulation.

     3. Term. The initial term of this Agreement shall commence as of the effective date hereof and, unless earlier terminated pursuant to Section 8, shall continue thereafter until terminated by either party upon the giving of at least thirty (30) days' advance written notice.

     4. Compensation. Executive's compensation under this Agreement shall be as follows:

	  (a) Base Salary.  Company shall pay
     Executive a base salary ("Base Salary") at a rate of no less than $450,000.00 per year from the date hereof.
     The Base Salary shall be inclusive of all compensation for any services Executive may be elected or selected to perform (i) as a member of the Board of Directors of the Company and/or any of its affiliates and subsidiaries, or
     (ii) as a member of any appointed committees of such Boards of Directors, including the Executive Committee.

     In addition, the Board of Directors of Company shall, in good faith, consider granting increases in such Base Salary based upon such factors as Executive's performance and the growth and/or profitability of the Company and those affiliates and subsidiaries that Executive is directed to serve. Executive's Base Salary shall be paid in installments in accordance with the Company's normal payment schedule for its senior management. All payments shall be subject to the deduction of payroll taxes and similar assessments as required by law.

	  (b) Bonus.  In addition to the Base Salary,
     Executive shall be eligible each year for a cash bonus of up to 100% of the Base Salary based upon his performance in accordance with specific quarterly or annual objectives as set forth under the Company's
     Supervisory Personnel Bonus Plan or such other similar plan as may be approved by the Board of Directors.

     5. Fringe Benefits.

	  (a) The Company agrees to furnish an
     automobile to Executive of his choice and to make such automobile available for the Executive's exclusive use during the period of his employment with the Company.
     All maintenance, taxes and other operating costs shall be paid by the Company, subject to appropriate withholding requirements.

	  (b) The Company shall also make available to Executive those benefits which are made available to the executive officers of the Company as a group, which benefits currently include, without limitation, 401(k) plans, profit sharing plans, and health, dental, and disability insurance. The Company shall also acquire from Executive's previous employer and maintain that certain term life insurance policy currently outstanding for the benefit of the Employee and maintained by his previous employer.

     6. Vacation. Executive shall be entitled to take three weeks of paid vacation during each fiscal year in which he is employed. Accrued but unused vacation shall be carried over only in accordance with the Company's standard policies.

     7. Expense Reimbursement. In addition to the compensation and benefits provided in Sections 4, 5 and 6 hereof, the Company shall, upon receipt of appropriate documentation, reimburse Executive for his reasonable travel, lodging, entertainment, and other ordinary and necessary business expenses incurred in the course of his duties on behalf of the Company.

     8. Termination of Employment.

	  (a) Either party may terminate Executive's employment under this Agreement for any reason by giving thirty (30) days' written notice to the other party. In the event of a termination by the Company, the Company may elect that the Executive cease all services and leave the premises immediately. If the Company terminates Executive's employment without Cause pursuant to this Section 8(a) or if the Executive resigns at the request (without Cause) of the Board of Directors or terminates his employment for Good Reason (as hereinafter defined), Executive shall be paid, in addition to his Base Salary earned through the date of termination, an amount equal to that percentage of the average of Executive's bonuses for the previous three
     (3) years, or the period of the actual employment if shorter, determined by dividing the number of days in the year prior to the date of termination by 365 and the Company shall pay Executive as severance pay an amount equal to one year's annual Base Salary plus
     100% of the average of his bonuses for the previous three (3) years, or the period of his actual employment if shorter. The Executive shall continue to receive all benefits under the health benefit plans, practices, policies and programs provided by the Company to the extent applicable generally to other peer executives of the Company for a period of the lesser of one year or until the date Executive becomes re-employed with another employer and is eligible to receive medical or other welfare benefits under another employer provided plan. All cash severance compensation amounts owed pursuant to this Section 8(a) shall be paid within thirty
     (30) days following the effective date of Executive's termination. If Executive notifies the Company of his intention to terminate his employment pursuant to this
     Section 8(a) for any reason, the Company shall have the right to accelerate the date of termination to a date on or after the date of Executive's notice. The Executive's termination of employment is deemed for "Good
     Reason," if any of the following occurs without the Executive's written consent: (i) the assignment to Executive of any duties materially inconsistent with, or the substantial reduction of powers or functions associated with, his positions, duties, responsibilities and status with the Company (other than changes in reporting or management responsibilities required by applicable federal or state law); (ii) a reduction by the Company of Executive's salary or a material reduction in other benefits taken as a whole (except to the extent such benefits are no longer generally available to members of management of the Company), except in connection with the termination of such Executive's employment by the Company for Cause (it being understood that failure to receive bonus payments at the same level as in prior years or periods shall not be deemed to be a reduction in salary); (iii) a change in Executive's principal work location, except for required travel on the Company's business; or (iv) the willful and continuing failure by the Company substantially to perform its obligations under this Agreement; provided, however, "Good Reason" shall not be deemed to exist hereunder unless the Company shall have failed to cure any breach or nonperformance within thirty (30) days after receipt by the Company of written notice thereof from the Executive, which notice shall be given by Executive promptly and in any event within fifteen (15) days after any event that the Executive believes constitutes "Good Reason." It is hereby expressly acknowledged that the foregoing definition of "Good
     Reason" shall be effective solely for purposes of this Agreement and shall not be applicable to any other agreement or understanding between Executive and the Company. "Cause" when used in connection with the termination of Executive's employment with the Company, means (A) act or acts of dishonesty or conviction of a felony by Executive; provided acts of "dishonesty" shall not extend to expense account items to the extent the items involved are nominal and any error is attributable to carelessness or committed in good faith within reasonable interpretation of the Company's policies, (B) failure by the Executive in any material respect as to his obligations, services or duties hereunder, which determination shall be made by the Board of Directors of the Company acting in good faith; provided, however, "cause" shall not be deemed to exist hereunder unless the Executive shall have failed to cure any such breach or nonperformance within thirty (30) days after receipt by the Executive of written notice thereof from the Company, (C) willful and deliberate violations of Executive's obligations (whether such obligations are designated by the Board of Directors or are set forth herein) to the Company that result in material injury to the Company and (D) misappropriation or embezzlement of any funds or property of the Company by the Executive. For purposes of this definition of cause, no act or failure to act, shall be considered "willful" unless done, or omitted to be done, (1) in bad faith and without reasonable belief that the action or omission was in the best interest of the

     Company or, (2) in the event the direction of the Board of Directors is unclear, without the reasonable belief that the action or omission was in the best interest of the Company. In the event that there is a disagreement regarding the existence of Good Reason or Cause (other than for conviction of a felony), either party may submit such disagreement to arbitration under the rules of the American Arbitration Association or such other procedure as the parties may agree. The ruling of the arbitration shall be final and binding on both parties.
     The Company and the Executive shall each pay their own arbitration costs unless the arbitrator's award determines otherwise, in which case such costs, expenses, and fees shall be paid in accordance with the arbitrator's award. The arbitration proceeding shall be conducted in Atlanta, Georgia.

	  (b) Notwithstanding anything to the
     contrary in Section 8(a), the Company may terminate
     Executive's employment, effective immediately upon written notice to Executive or on any other dates specified in such notice, for Cause. Termination by the Company of Executive's employment for any other reason shall be deemed for the purposes of this Agreement to be without Cause.

	  (c) Executive's employment hereunder
     shall terminate immediately upon his death or disability except as to any right which Executive's estate or dependents may have under COBRA or any other federal or state law or which are derived independent of this Agreement by reason of his participation in any plan maintained by the Company. Executive or his estate shall be entitled to receive the accrued Base Salary and bonus through the date of termination, with the accrued bonus being computed on a per diem basis based upon the bonus which would have otherwise been payable to the Executive for the fiscal year during which the date of termination falls had the Agreement not been terminated, computed on the same basis as in effect immediately prior to the date of termination, which bonus shall be paid as and when the same would have otherwise been payable under the bonus plan had the Agreement not been terminated. For purposes of this Section 8(c), Executive shall be deemed to be disabled if, on account of illness or other incapacity, he has been unable to perform his duties for seventy-five (75) consecutive days and, in the good faith judgment of the Board of Directors, will be unable to perform his duties hereunder for a period of twelve (12) consecutive months. The Company shall continue to pay Executive his base salary and other employment benefits hereunder prior to the termination by the Board of Directors pursuant to this
     Section 8(c) even though Executive is disabled during that period of time.

	  (d) Severance payments due under Section
     8(a) shall be paid when due regardless whether
     Executive accepts employment with a new employer.

	  (e) The Company and Executive
     acknowledge that they are entering into a change of control Agreement ("Control Agreement") regarding the Executive's employment upon the event of a change of control of the Company as defined in the Control Agreement (the "Change of Control"). In the event of a Change of Control the Control Agreement shall govern Executive's future employment.

     9. Confidentiality. From and after the date hereof, Executive shall, and shall cause his affiliates and representatives to, keep confidential and not disclose to any other person or use for his own benefit or the benefit of any other person any trade secrets or other confidential proprietary information in his or their possession or control regarding the Company or its affiliates or their respective businesses and operations. The obligation of Executive under this Section 9 shall not apply to information which (i) is or becomes generally available to the public without breach of the commitment provided for in this Section; or (ii) is required to be disclosed by law, order or regulation of a court or tribunal or governmental authority; provided, however, that, in any such case, Executive shall notify the Company as early as reasonably practicable prior to disclosure to allow the Company to take appropriate measures to preserve the confidentiality of such information.

     10. Stock Options.  The Company has granted to
Executive, on terms to be set forth in the separate option agreement attached hereto, options to acquire shares of capital stock of the Company. The Company agrees that upon exercise of the Option by Executive, the Company shall pay to the Executive funds equal to 20% of the difference between the exercise price and the fair market value of the exercised shares on the date of exercise.

     11. Competition; Solicitation. Executive hereby agrees that during the Term he will not, unless authorized in writing to do so by the Company, (a) directly or indirectly own, manage, operate, join, control or participate in the ownership, management, operation or control of, or be employed or otherwise connected in any substantial manner with any business which directly or indirectly competes to a material extent with any line of business of the Company or its subsidiaries;
provided, that nothing in this Agreement shall prohibit Executive from acquiring up to 2% of any class of outstanding equity securities of any corporation whose equity securities are regularly traded on a national securities exchange or in the "over-the-counter market"; (b) recruit any employee of the Company or solicit or induce, or attempt to solicit or induce, any employee of the Company to terminate his or her employment with, or otherwise cease his or her relationship with, the Company; or (c) solicit, divert or take away, or attempt to solicit, divert or to take away, the business or patronage of any of the clients, customers or accounts as prospective clients, customers or accounts, of the Company. Provided that the Company pays the Executive (i) the severance payment due to Executive in accordance with Section 8(a) hereof or, (ii) an amount equal to the Section 8(a) severance payment within thirty (30) days following the effective date of Executive's termination, the covenants contained in the preceding sentence regarding competition and solicitation shall extend for a period of one year from the termination or expiration of the Term in consideration for such payment.

     12. Equitable Relief. The Company and Executive confirm that the restrictions contained in Sections hereof are, in view of the nature of the business of the Company, reasonable and necessary to protect the legitimate interests of the Company and that any violation of any provision of Sections will result in irreparable injury to the Company. Executive hereby agrees that, in the event of any breach or threatened breach of the terms or conditions of this Agreement by Executive, the Company's remedies at law will be inadequate and, in any such event, the Company shall be entitled to commence an action for preliminary and permanent injunctive relief and other equitable relief in any court of competent jurisdiction.

     13. Indemnity.  The Company agrees to indemnify
Executive against all costs, charges and expenses incurred or sustained by Executive in connection with any action, suit or proceeding to which he may be a party by reason of being or having been a director, officer or employee at the request of the Company to the fullest extent permitted by applicable law.

     14. Amendment. This Agreement contains and its terms constitute the entire Agreement of the parties and supersedes all prior Agreements regarding employment, and may be amended only by a written document signed by both parties to this Agreement

     15. Governing Law. This Agreement shall be governed by the laws of the State of Mississippi. The parties hereby irrevocably consent to, and waive any objection to the exercise of, personal jurisdiction by the state and federal courts located in the State of Mississippi with respect to any action or proceeding arising out of this Agreement.

     16. Attorneys' Fees. The Company agrees to pay, to the full extent permitted by law, all legal fees and expenses which the Executive may reasonably incur as a result of any contest (only to the extent the Executive prevails in the outcome thereof) by the Company of the validity or enforceability of, or liability under, any provision of this Agreement (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement).

     17. Severability. Should any provision hereof be deemed, for any reason whatsoever, to be invalid or inoperative, that provision shall be deemed severable and shall not affect the force and validity of all other provisions of this Agreement.

     18. Survival. All provisions which may reasonably be interpreted or construed to survive the expiration or termination of this Agreement shall survive the expiration or termination of this Agreement.

     19. Notices. Any notice, request or instruction to be given hereunder shall be in writing and shall be deemed given when personally delivered or three (3) days after being sent by certified mail, postage prepaid, to the other party at such party's address set forth below.

     IF TO EXECUTIVE:

	  Michael E. Julian
	  c/o Jitney-Jungle Stores of America, Inc.
	  P.O. Box 3409
	  Jackson, Mississippi 39207-3409

     IF TO COMPANY:

	  Jitney-Jungle Stores of America, Inc.
	  P.O. Box 3409
	  Jackson, Mississippi 39207-3409
	  Attention: W. H. Holman.  Jr.

     with a copy to:

	  Bruckmann, Rosser, Sherrill & Co., Inc.
	  126 East 56th Street, 29th Floor
	  New York, New York 10022
	  Attention: Harold O. Rosser II

Each party may change the address to which notices from the other party are to be sent by notifying such party of its new address in accordance with this Section 16.

     20. Waiver. No waiver of any condition, obligation or term hereof shall constitute a waiver of any other or a waiver of a subsequent right to demand strict compliance with all conditions, obligations and terms hereof.

     21. Successors. This Agreement, including the documents and instruments referred to herein, shall inure to the benefit of and be binding upon and enforceable against the heirs, legal representatives, successors, and assigns of the parties hereto.

     22. Delegation of Duties. Executive may not delegate or assign any of his duties or obligations hereunder.
With the exception of assigning duties to the Executive relating to the business of the affiliates or any subsidiaries of the Company and with the exception of an assignment to any acquiror in connection with (i) an acquisition of 50% or more of the Company's voting stock, (ii) a merger or consolidation of the Company resulting in the holders of the Company's voting stock immediately prior to such transaction holding less than 50% of the total voting common stock of the surviving corporation after such termination or (iii) a sale or exchange of all or substantially all of the property or assets of the Company, the Company shall have no right to assign this Agreement without Executive's written consent.

     23. Partial Invalidity. If any provision in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall, nevertheless, continue in full force and without being impaired or invalidated in any way.

     24. Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior arrangements or understandings with respect thereto.

     Executed as of the day and year first above written.


			 JITNEY-JUNGLE STORES OF AMERICA, INC.
			 ("Company")


			 By:
			     Name:
			     Title:


			 MICHAEL E. JULIAN ("Executive")

		      EMPLOYMENT AGREEMENT

     This Employment Agreement dated effective as of December 8, 1997, is made and entered into by and between Jitney-Jungle Stores of America, Inc., a Mississippi corporation
(the "Company"), and Ronald E. Johnson (the "Executive").

			 RECITALS

     The Company desires to employ the Executive in the business operated by the Company, according to the terms, covenants and conditions hereinafter set forth.

     NOW, THEREFORE, the Company and the Executive hereto agree as follows:

     1. Employment and Duties. Subject to the terms hereof, the Company employs Executive as President and Chief Operating Officer of the Company and in such capacities with its affiliates and subsidiaries as the Company shall designate, with full authority to manage the day-to-day business of the Company, subject only to the direction of the Company's Chief Executive Officer and Board of Directors. Executive accepts such employment and agrees to devote substantially his entire professional time, attention and energies to the business of the Company and to perform such additional responsibilities and duties consistent with his position as provided in the Bylaws and as may be assigned to him from time to time by the Board of Directors. Executive shall work at the principal office of the Company located in or near the Jackson, Mississippi metropolitan area or at such other location in or near the Jackson, Mississippi metropolitan area as the Board of Directors, in its discretion, may select.

     2. Extent of Services. Executive shall devote substantially all his working time (during normal business hours) and attention (other than during any illness and vacations) and give his good faith efforts, skills and abilities to the management and operations of the Company; it being understood and agreed that Executive shall be permitted to manage his own personal affairs and serve as director or officer of any trade association, civic, corporate, educational or charitable organization or governmental entity, provided that Executive's service does not materially interfere with Executive's performance of his duties hereunder. Executive shall report only and directly to the Company's Chief Executive Officer and Board of Directors. Notwithstanding the above, the Executive shall not be required to perform any duties or responsibilities which would be likely to result in non-compliance with or violation of any applicable law or regulation.

     3. Term. The initial term of this Agreement shall commence as of the effective date hereof and, unless earlier terminated pursuant to Section 8, shall continue thereafter until terminated by either party upon the giving of at least thirty (30) days' advance written notice.

     4. Compensation. Executive's compensation under this Agreement shall be as follows:

	  (a) Base Salary.  Company shall pay
     Executive a base salary ("Base Salary") at a rate of no less than $400,000.00 per year from the date hereof.
     The Base Salary shall be inclusive of all compensation for any services Executive may be elected or selected to perform (i) as a member of the Board of Directors of the Company and/or any of its affiliates and subsidiaries, or
     (ii) as a member of any appointed committees of such Boards of Directors, including the Executive Committee. In addition, the Board of Directors of Company shall, in good faith, consider granting increases in such Base Salary based upon such factors as Executive's performance and the growth and/or profitability of the Company and those affiliates and subsidiaries that Executive is directed to serve. Executive's Base Salary shall be paid in installments in accordance with the Company's normal payment schedule for its senior management. All payments shall be subject to the deduction of payroll taxes and similar assessments as required by law.

	  (b) Bonus.  In addition to the Base Salary,
     Executive shall be eligible each year for a cash bonus of up to 100% of the Base Salary based upon his performance in accordance with specific quarterly or annual objectives as set forth under the Company's
     Supervisory Personnel Bonus Plan or such other similar plan as may be approved by the Board of Directors.

     5. Fringe Benefits.

	  (a) The Company agrees to furnish an
     automobile to Executive of his choice and to make such automobile available for the Executive's exclusive use during the period of his employment with the Company.
     All maintenance, taxes and other operating costs shall be paid by the Company, subject to appropriate withholding requirements.

	  (b) The Company shall also make available to Executive those benefits which are made available to the executive officers of the Company as a group, which benefits currently include, without limitation, 401(k) plans, profit sharing plans, and health, dental, disability and term life insurance (providing life insurance benefits of $1,000,000.00).

     6. Vacation. Executive shall be entitled to take three weeks of paid vacation during each fiscal year in which he is employed. Accrued but unused vacation shall be carried over only in accordance with the Company's standard policies.

     7. Expense Reimbursement. In addition to the compensation and benefits provided in Sections 4, 5 and 6 hereof, the Company shall, upon receipt of appropriate documentation, reimburse Executive for his reasonable travel, lodging, entertainment, and other ordinary and necessary business expenses incurred in the course of his duties on behalf of the Company.

     8. Termination of Employment.

	  (a) Either party may terminate Executive's employment under this Agreement for any reason by giving thirty (30) days' written notice to the other party. In the event of a termination by the Company, the Company may elect that the Executive cease all services and leave the premises immediately. If the Company terminates Executive's employment without Cause pursuant to this Section 8(a) or if the Executive resigns at the request (without Cause) of the Board of Directors or terminates his employment for Good Reason (as hereinafter defined), Executive shall be paid, in addition to his Base Salary earned through the date of termination, an amount equal to that percentage of the average of Executive's bonuses for the previous three
     (3) years, or the period of the actual employment if shorter, determined by dividing the number of days in the year prior to the date of termination by 365 and the Company shall pay
     Executive as severance pay an amount equal to one year's annual Base Salary plus 100% of the average of his bonuses for the previous three (3) years, or the period of his actual employment if shorter. The
     Executive shall continue to receive all benefits under the health benefit plans, practices, policies and programs provided by the Company to the extent applicable generally to other peer executives of the Company for a period of the lesser of one year or until the date
     Executive becomes re-employed with another employer and is eligible to receive medical or other welfare benefits under another employer provided plan. All cash severance compensation amounts owed pursuant to this
     Section 8(a) shall be paid within thirty (30) days following the effective date of Executive's termination.
     If Executive notifies the Company of his intention to terminate his employment pursuant to this Section 8(a) for any reason, the Company shall have the right to accelerate the date of termination to a date on or after the date of Executive's notice. The Executive's termination of employment is deemed for "Good Reason," if any of the following occurs without the Executive's written consent: (i) the assignment to Executive of any duties materially inconsistent with, or the substantial reduction of powers or functions associated with, his positions, duties, responsibilities and status with the Company
     (other than changes in reporting or management responsibilities required by applicable federal or state law); (ii) a reduction by the Company of Executive's salary or a material reduction in other benefits taken as a whole (except to the extent such benefits are no longer generally available to members of management of the Company), except in connection with the termination of such Executive's employment by the Company for Cause (it being understood that failure to receive bonus payments at the same level as in prior years or periods shall not be deemed to be a reduction in salary); (iii) a change in Executive's principal work location, except for required travel on the Company's business; or (iv) the willful and continuing failure by the Company substantially to perform its obligations under this Agreement; provided, however, "Good Reason" shall not be deemed to exist hereunder unless the Company shall have failed to cure any breach or nonperformance within thirty (30) days after receipt by the Company of written notice thereof from the Executive, which notice shall be given by Executive promptly and in any event within fifteen (15) days after any event that the Executive believes constitutes "Good Reason." It is hereby expressly acknowledged that the foregoing definition of "Good Reason" shall be effective solely for purposes of this Agreement and shall not be applicable to any other agreement or understanding between Executive and the Company. "Cause" when used in connection with the termination of Executive's employment with the Company, means (A) act or acts of dishonesty or conviction of a felony by Executive;
     provided acts of "dishonesty" shall not extend to expense account items to the extent the items involved are nominal and any error is attributable to carelessness or committed in good faith within reasonable interpretation of the Company's policies, (B) failure by the Executive in any material respect as to his obligations, services or duties hereunder, which determination shall be made by the Board of Directors of the Company acting in good faith; provided, however, "cause" shall not be deemed to exist hereunder unless the Executive shall have failed to cure any such breach or nonperformance within thirty (30) days after receipt by the Executive of written notice thereof from the Company, (C) willful and deliberate violations of Executive's obligations (whether such obligations are designated by the Board of Directors or are set forth herein) to the Company that result in material injury to the Company and (D) misappropriation or embezzlement of any funds or property of the Company by the Executive. For purposes of this definition of cause, no act or failure to act, shall be considered "willful" unless done, or omitted to be done, (1) in bad faith and without reasonable belief that the action or omission was in the best interest of the Company or, (2) in the event the direction of the Board of Directors is unclear, without the reasonable belief that the action or omission was in the best interest of the Company. In the event that there is a disagreement regarding the existence of Good Reason or Cause (other than for conviction of a felony), either party may submit such disagreement to arbitration under the rules of the American Arbitration Association or such other procedure as the parties may agree. The ruling of the arbitration shall be final and binding on both parties.
     The Company and the Executive shall each pay their own arbitration costs unless the arbitrator's award determines otherwise, in which case such costs, expenses, and fees shall be paid in accordance with the arbitrator's award. The arbitration proceeding shall be conducted in Atlanta, Georgia.

	  (b) Notwithstanding anything to the
     contrary in Section 8(a), the Company may terminate
     Executive's employment, effective immediately upon written notice to Executive or on any other dates specified in such notice, for Cause. Termination by the Company of Executive's employment for any other reason shall be deemed for the purposes of this Agreement to be without Cause.

	  (c) Executive's employment hereunder
     shall terminate immediately upon his death or disability except as to any right which Executive's estate or dependents may have under COBRA or any other federal or state law or which are derived independent of this Agreement by reason of his participation in any plan maintained by the Company. Executive or his estate shall be entitled to receive the accrued Base Salary and bonus through the date of termination, with the accrued bonus being computed on a per diem basis based upon the bonus which would have otherwise been payable to the Executive for the fiscal year during which the date of termination falls had the Agreement not been terminated, computed on the same basis as in effect immediately prior to the date of termination, which bonus shall be paid as and when the same would have otherwise been payable under the bonus plan had the Agreement not been terminated. For purposes of this Section 8(c), Executive shall be deemed to be disabled if, on account of illness or other incapacity, he has been unable to perform his duties for seventy-five (75) consecutive days and, in the good faith judgment of the Board of Directors, will be unable to perform his duties hereunder for a period of twelve (12) consecutive months. The Company shall continue to pay Executive his base salary and other employment benefits hereunder prior to the termination by the Board of Directors pursuant to this
     Section 8(c) even though Executive is disabled during that period of time.

	  (d) Severance payments due under Section
     8(a) shall be paid when due regardless of whether
     Executive accepts employment with a new employer.

	  (e) The Company and Executive
     acknowledge that they are entering into a change of control Agreement ("Control Agreement") regarding the Executive's employment upon the event of a change of control of the Company as defined in the Control Agreement (the "Change of Control"). In the event of a Change of Control the Control Agreement shall govern Executive's future employment.

     9. Confidentiality. From and after the date hereof, Executive shall, and shall cause his affiliates and representatives to, keep confidential and not disclose to any other person or use for his own benefit or the benefit of any other person any trade secrets or other confidential proprietary information in his or their possession or control regarding the Company or its affiliates or their respective businesses and operations. The obligation of Executive under this Section 9 shall not apply to information which (i) is or becomes generally available to the public without breach of the commitment provided for in this Section; or (ii) is required to be disclosed by law, order or regulation of a court or tribunal or governmental authority; provided, however, that, in any such case, Executive shall notify the Company as early as reasonably practicable prior to disclosure to allow the Company to take appropriate measures to preserve the confidentiality of such information.

     10. Stock Options.  The Company has granted to
Executive, on terms to be set forth in the separate option agreement attached hereto, options to acquire shares of capital stock of the Company.

     11. Competition; Solicitation. Executive hereby agrees that during the Term he will not, unless authorized in writing to do so by the Company, (a) directly or indirectly own, manage, operate, join, control or participate in the ownership, management, operation or control of, or be employed or otherwise connected in any substantial manner with any business which directly or indirectly competes to a material extent with any line of business of the Company or its subsidiaries;
provided, that nothing in this Agreement shall prohibit Executive from acquiring up to 2% of any class of outstanding equity securities of any corporation whose equity securities are regularly traded on a national securities exchange or in the "over-the-counter market"; (b) recruit any employee of the Company or solicit or induce, or attempt to solicit or induce, any employee of the Company to terminate his or her employment with, or otherwise cease his or her relationship with, the Company; or (c) solicit, divert or take away, or attempt to solicit, divert or to take away, the business or patronage of any of the clients, customers or accounts as prospective clients, customers or accounts, of the Company. Provided that the Company pays the Executive (i) the severance payment due to Executive in accordance with Section 8(a) hereof or, (ii) an amount equal to the Section 8(a) severance payment within thirty (30) days following the effective date of Executive's termination, the covenants contained in the preceding sentence regarding competition and solicitation shall extend for a period of one year from the termination or expiration of the Term in consideration for such payment.

     12. Equitable Relief. The Company and Executive confirm that the restrictions contained in Sections hereof are, in view of the nature of the business of the Company, reasonable and necessary to protect the legitimate interests of the Company and that any violation of any provision of Sections will result in irreparable injury to the Company. Executive hereby agrees that, in the event of any breach or threatened breach of the terms or conditions of this Agreement by Executive, the Company's remedies at law will be inadequate and, in any such event, the Company shall be entitled to commence an action for preliminary and permanent injunctive relief and other equitable relief in any court of competent jurisdiction.

     13. Indemnity.  The Company agrees to indemnify
Executive against all costs, charges and expenses incurred or sustained by Executive in connection with any action, suit or proceeding to which he may be a party by reason of being or having been a director, officer or employee at the request of the Company to the fullest extent permitted by applicable law.

     14. Amendment. This Agreement contains and its terms constitute the entire Agreement of the parties and supersedes all prior Agreements regarding employment, and may be amended only by a written document signed by both parties to this Agreement.

     15. Governing Law. This Agreement shall be governed by the laws of the State of Mississippi. The parties hereby irrevocably consent to, and waive any objection to the exercise of, personal jurisdiction by the state and federal courts located in the State of Mississippi with respect to any action or proceeding arising out of this Agreement.

     16. Attorneys' Fees. The Company agrees to pay, to the full extent permitted by law, all legal fees and expenses which the Executive may reasonably incur as a result of any contest (only to the extent the Executive prevails in the outcome thereof) by the Company of the validity or enforceability of, or liability under, any provision of this Agreement (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement).

     17. Severability. Should any provision hereof be deemed, for any reason whatsoever, to be invalid or inoperative, that provision shall be deemed severable and shall not affect the force and validity of all other provisions of this Agreement.

     18. Survival. All provisions which may reasonably be interpreted or construed to survive the expiration or termination of this Agreement shall survive the expiration or termination of this Agreement.

     19. Notices. Any notice, request or instruction to be given hereunder shall be in writing and shall be deemed given when personally delivered or three (3) days after being sent by certified mail, postage prepaid, to the other party at such party's address set forth below.

     IF TO EXECUTIVE:

	  Ronald E. Johnson
	  c/o Jitney-Jungle Stores of America, Inc.
	  P.O. Box 3409
	  Jackson, Mississippi 39207-3409

     IF TO COMPANY:

	  Jitney-Jungle Stores of America, Inc.
	  P.O. Box 3409
	  Jackson, Mississippi 39207-3409
	  Attention: Michael E. Julian

	  with a copy to:

	  Bruckmann, Rosser, Sherrill & Co., Inc.
	  126 East 56th Street, 29th Floor
	  New York, New York 10022
	  Attention: Harold O. Rosser II


Each party may change the address to which notices from the other party are to be sent by notifying such party of its new address in accordance with this Section 16.

     20. Waiver. No waiver of any condition, obligation or term hereof shall constitute a waiver of any other or a waiver of a subsequent right to demand strict compliance with all conditions, obligations and terms hereof.

     21. Successors. This Agreement, including the documents and instruments referred to herein, shall inure to the benefit of and be binding upon and enforceable against the heirs, legal representatives, successors, and assigns of the parties hereto.

     22. Delegation of Duties. Executive may not delegate or assign any of his duties or obligations hereunder.
With the exception of assigning duties to the Executive relating to the business of the affiliates or any subsidiaries of the Company and with the exception of an assignment to any acquiror in connection with (i) an acquisition of 50% or more of the Company's voting stock, (ii) a merger or consolidation of the Company resulting in the holders of the Company's voting stock immediately prior to such transaction holding less than 50% of the total voting common stock of the surviving corporation after such termination or (iii) a sale or exchange of all or substantially all of the property or assets of the Company, the Company shall have no right to assign this Agreement without Executive's written consent.

     23. Partial Invalidity. If any provision in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall, nevertheless, continue in full force and without being impaired or invalidated in any way.

     24. Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior arrangements or understandings with respect thereto.

     Executed as of the day and year first above written.


			    JITNEY-JUNGLE STORES OF AMERICA, INC.
			    ("Company")


			    By:
				  Name:
				  Title:

			     RONALD E. JOHNSON ("Executive")

		    EMPLOYMENT AGREEMENT

     This Employment Agreement dated effective as of January 1, 1998, is made and entered into by and between Jitney-Jungle Stores of America, Inc., a Mississippi corporation
(the "Company"), and R. Barry Cannada (the "Executive").

			 RECITALS


     The Company desires to employ the Executive in the business operated by the Company, according to the terms, covenants and conditions hereinafter set forth.

     NOW, THEREFORE, the Company and the Executive hereto agree as follows:

     1. Employment and Duties. Subject to the terms hereof, the Company employs Executive as Chief Administrative Officer, Executive Vice President and General Counsel of the Company and in such capacities with its affiliates and subsidiaries as the Company shall designate, with full authority to manage the day-to-day business of the Company, subject only to the direction of the Company's Chief Executive Officer and Board of Directors, or at either of their direction, to the Company's President and Chief Operating Officer. Executive accepts such employment and agrees to devote substantially his entire professional time, attention and energies to the business of the Company and to perform such additional responsibilities and duties consistent with his position as provided in the Bylaws and as may be assigned to him from time to time by the Board of Directors. Executive shall work at the principal office of the Company located in or near the Jackson, Mississippi metropolitan area or at such other location in or near the Jackson, Mississippi metropolitan area as the Board of Directors, in its discretion, may select.

     2. Extent of Services. Executive shall devote substantially all his working time (during normal business hours) and attention (other than during any illness and vacations) and give his good faith efforts, skills and abilities to the management and operations of the Company; it being understood and agreed that Executive shall be permitted to manage his own personal affairs and serve as director or officer of any trade association, civic, corporate, educational or charitable organization or governmental entity, provided that Executive's service does not materially interfere with Executive's performance of his duties hereunder. Executive shall report only and directly to the Company's Chief Executive Officer and Board of Directors, or at either of their direction, to the Company's President and Chief Operating Officer. Executive is specifically permitted to be a member of the Board of Directors of Campus Crusade for Christ, Inc., and its affiliates and to attend all meetings thereof. Notwithstanding the above, the Executive shall not be required to perform any duties or responsibilities which would be likely to result in non-compliance with or violation of any applicable law or regulation.

     3. Term. The initial term of this Agreement shall commence as of the effective date hereof and, unless earlier terminated pursuant to Section 8, shall continue thereafter until terminated by either party upon the giving of at least thirty (30) days' advance written notice.

     4. Compensation. Executive's compensation under this Agreement shall be as follows:

     (a)     Base Salary.  Company shall pay
Executive a base salary ("Base Salary") at a rate of $250,000 from the effective date through June 30, 1998 and no less than $275,000.00 per year effective July 1, 1998. The Base Salary shall be inclusive of all compensation for any services Executive may be elected or selected to perform (i) as a member of the Board of Directors of the Company and/or any of its affiliates and subsidiaries, or (ii) as a member of any appointed committees of such Boards of Directors, including the Executive Committee. In addition, the Board of
Directors of Company shall, in good faith, consider granting increases in such Base Salary based upon such factors as Executive's performance and the growth and/or profitability of the Company and those affiliates and subsidiaries that Executive is directed to serve.
Executive's Base Salary shall be paid in installments in accordance with the Company's normal payment schedule for its senior management. All payments shall be subject to the deduction of payroll taxes and similar assessments as required by law.

     (b)     Bonus.  In addition to the Base Salary,
Executive shall be eligible each year for a cash bonus of up to 75% of Base Salary from the effective date through June 30, 1998 and up to 100% of the Base
Salary effective July 1, 1998 and thereafter based upon his performance in accordance with specific quarterly or annual objectives as set forth under the Company's
Supervisory Personnel Bonus Plan or such other similar plan as may be approved by the Board of Directors.

5.      Fringe Benefits.

     (a)     The Company agrees to furnish an
automobile to Executive of his choice and to make such automobile available for the Executive's exclusive use during the period of his employment with the Company.
All maintenance, taxes and other operating costs shall be paid by the Company, subject to appropriate withholding requirements.

     (b)     The Company shall also make available
to Executive those benefits which are made available to the executive officers of the Company as a group, which benefits currently include, without limitation, 401(k) plans, profit sharing plans, and health, dental, disability and term life insurance.

     (c)     The Company shall also supply
reasonable secretarial support with an experienced legal secretary.

     (d)     The Company shall also pay for
association dues and expenses associated with continuing legal education requirements.

     6. Vacation. Executive shall be entitled to take four weeks of paid vacation during each fiscal year in which he is employed. Accrued but unused vacation shall be carried over only in accordance with the Company's standard policies.

     7. Expense Reimbursement. In addition to the compensation and benefits provided in Sections 4, 5 and 6 hereof, the Company shall, upon receipt of appropriate documentation, reimburse Executive for his reasonable travel, lodging, entertainment, and other ordinary and necessary business expenses incurred in the course of his duties on behalf of the Company.

     8.      Termination of Employment.

	  (a) Either party may terminate Executive's employment under this Agreement for any reason by giving thirty (30) days' written notice to the other party. In the event of a termination by the Company, the Company may elect that the Executive cease all services and leave the premises immediately. If the Company terminates Executive's employment without Cause pursuant to this Section 8(a) or if the Executive resigns at the request (without Cause) of the Board of Directors or terminates his employment for Good Reason (as hereinafter defined), Executive shall be paid, in addition to his Base Salary earned through the date of termination, an amount equal to that percentage of the average of Executive's bonuses for the previous three
     (3) years, or the period of the actual employment if shorter, determined by dividing the number of days in the year prior to the date of termination by 365 and the Company shall pay Executive as severance pay an amount equal to one year's annual Base Salary plus
     100% of the average of his bonuses for the previous three (3) years, or the period of his actual employment if shorter. The Executive shall continue to receive all benefits under the health benefit plans, practices, policies and programs provided by the Company to the extent applicable generally to other peer executives of the Company for a period of the lesser of one year or until the date Executive becomes re-employed with another employer and is eligible to receive medical or other welfare benefits under another employer provided plan. All cash severance compensation amounts owed pursuant to this Section 8(a) shall be paid within thirty
     (30) days following the effective date of Executive's termination. If Executive notifies the Company of his intention to terminate his employment pursuant to this
     Section 8(a) for any reason, the Company shall have the right to accelerate the date of termination to a date on or after the date of Executive's notice. The Executive's termination of employment is deemed for "Good
     Reason," if any of the following occurs without the Executive's written consent: (i) the assignment to Executive of any duties materially inconsistent with, or the substantial reduction of powers or functions associated with, his positions, duties, responsibilities and status with the Company (other than changes in reporting or management responsibilities required by applicable federal or state law); (ii) a reduction by the Company of Executive's salary or a material reduction in other benefits taken as a whole (except to the extent such benefits are no longer generally available to members of management of the Company), except in connection with the termination of such Executive's employment by the Company for Cause (it being understood that failure to receive bonus payments at the same level as in prior years or periods shall not be deemed to be a reduction in salary); (iii) a change in Executive's principal work location, except for required travel on the Company's business; or (iv) the willful and continuing failure by the Company substantially to perform its obligations under this Agreement; provided, however, "Good Reason" shall not be deemed to exist hereunder unless the Company shall have failed to cure any breach or nonperformance within thirty (30) days after receipt by the Company of written notice thereof from the Executive, which notice shall be given by Executive promptly and in any event within fifteen (15) days after any event that the Executive believes constitutes "Good Reason." It is hereby expressly acknowledged that the foregoing definition of "Good
     Reason" shall be effective solely for purposes of this Agreement and shall not be applicable to any other agreement or understanding between Executive and the Company. "Cause" when used in connection with the termination of Executive's employment with the

     Company, means (A) act or acts of dishonesty or conviction of a felony by Executive; provided acts of "dishonesty" shall not extend to expense account items to the extent the items involved are nominal and any error is attributable to carelessness or committed in good faith within reasonable interpretation of the Company's policies, (B) failure by the Executive in any material respect as to his obligations, services or duties hereunder, which determination shall be made by the Board of Directors of the Company acting in good faith; provided, however, "cause" shall not be deemed to exist hereunder unless the Executive shall have failed to cure any such breach or nonperformance within thirty (30) days after receipt by the Executive of written notice thereof from the Company, (C) willful and deliberate violations of Executive's obligations (whether such obligations are designated by the Board of Directors or are set forth herein) to the Company that result in material injury to the Company and (D) misappropriation or embezzlement of any funds or property of the Company by the Executive. For purposes of this definition of cause, no act or failure to act, shall be considered "willful" unless done, or omitted to be done, (1) in bad faith and without reasonable belief that the action or omission was in the best interest of the Company, or, (2) in the event the direction of the Board of Directors is unclear, without the reasonable belief that the action or omission was in the best interest of the Company. In the event that there is a disagreement regarding the existence of Good Reason or Cause (other than for conviction of a felony), either party may submit such disagreement to arbitration under the rules of the American Arbitration Association or such other procedure as the parties may agree. The ruling of the arbitration shall be final and binding on both parties.
     The Company and the Executive shall each pay their own arbitration costs unless the arbitrator's award determines otherwise, in which case such costs, expenses, and fees shall be paid in accordance with the arbitrator's award. The arbitration proceeding shall be conducted in Atlanta, Georgia.

	  (b)     Notwithstanding anything to the
     contrary in Section 8(a), the Company may terminate Executive's employment, effective immediately upon written notice to Executive or on any other dates specified in such notice, for Cause. Termination by the Company of Executive's employment for any other reason shall be deemed for the purposes of this Agreement to be without Cause.
     (c)     Executive's employment hereunder
     shall terminate immediately upon his death or disability except as to any right which Executive's estate or dependents may have under COBRA or any other federal or state law or which are derived independent of this Agreement by reason of his participation in any plan maintained by the Company. Executive or his estate shall be entitled to receive the accrued Base Salary and bonus through the date of termination, with the accrued bonus being computed on a per diem basis based upon the bonus which would have otherwise been payable to the Executive for the fiscal year during which the date of termination falls had the Agreement not been terminated, computed on the same basis as in effect immediately prior to the date of termination, which bonus shall be paid as and when the same would have otherwise been payable under the bonus plan had the Agreement not been terminated. For purposes of this Section 8(c), Executive shall be deemed to be disabled if, on account of illness or other incapacity, he has been unable to perform his duties for seventy-five (75) consecutive days and, in the good faith judgment of the Board of Directors, will be unable to perform his duties hereunder for a period of twelve (12) consecutive months. The Company shall continue to pay Executive his base salary and other employment benefits hereunder prior to the termination by the Board of Directors pursuant to this
     Section 8(c) even though Executive is disabled during that period of time.

	  (d)     Severance payments due under Section
     8(a) shall be paid when due regardless of whether
     Executive accepts employment with a new employer.

	  (e)     The Company and Executive
     acknowledge that they are entering into a change of control Agreement ("Control Agreement") regarding the Executive's employment upon the event of a change of control of the Company as defined in the Control Agreement (the "Change of Control"). In the event of a Change of Control the Control Agreement shall govern Executive's future employment.

     9. Confidentiality. From and after the date hereof, Executive shall, and shall cause his affiliates and representatives to, keep confidential and not disclose to any other person or use for his own benefit or the benefit of any other person any trade secrets or other confidential proprietary information in his or their possession or control regarding the Company or its affiliates or their respective businesses and operations. The obligation of Executive under this Section 9 shall not apply to information which (i) is or becomes generally available to the public without breach of the commitment provided for in this Section; or (ii) is required to be disclosed by law, order or regulation of a court or tribunal or governmental authority; provided, however, that, in any such case, Executive shall notify the Company as early as reasonably practicable prior to disclosure to allow the Company to take appropriate measures to preserve the confidentiality of such information.

     10.     Stock Options.  The Company has granted to
Executive, on terms to be set forth in the separate option agreement attached hereto, options to acquire shares of capital stock of the Company.

     11. Competition; Solicitation. Executive hereby agrees that during the Term he will not, unless authorized in writing to do so by the Company, (a) directly or indirectly own, manage, operate, join, control or participate in the ownership, management, operation or control of, or be employed or otherwise connected in any substantial manner with any business which directly or indirectly competes to a material extent with any line of business of the Company or its subsidiaries;
provided, that nothing in this Agreement shall prohibit Executive from acquiring up to 2% of any class of outstanding equity securities of any corporation whose equity securities are regularly traded on a national securities exchange or in the "over-the-counter market"; (b) recruit any employee of the Company or solicit or induce, or attempt to solicit or induce, any employee of the Company to terminate his or her employment with, or otherwise cease his or her relationship with, the Company; or (c) solicit, divert or take away, or attempt to solicit, divert or to take away, the business or patronage of any of the clients, customers or accounts as prospective clients, customers or accounts, of the Company. Provided that the Company pays the Executive (i) the severance payment due to Executive in accordance with Section 8(a) hereof or, (ii) an amount equal to the Section 8(a) severance payment within thirty (30) days following the effective date of Executive's termination, the covenants contained in the preceding sentence regarding competition and solicitation shall extend for a period of one year from the termination or expiration of the Term in consideration for such payment.

     12. Equitable Relief. The Company and Executive confirm that the restrictions contained in Sections hereof are, in view of the nature of the business of the Company, reasonable and necessary to protect the legitimate interests of the Company and that any violation of any provision of Sections will result in irreparable injury to the Company. Executive hereby agrees that, in the event of any breach or threatened breach of the terms or conditions of this Agreement by Executive, the Company's remedies at law will be inadequate and, in any such event, the Company shall be entitled to commence an action for preliminary and permanent injunctive relief and other equitable relief in any court of competent jurisdiction.

     13. Indemnity. The Company agrees to indemnify Executive against all costs, charges and expenses incurred or sustained by Executive in connection with any action, suit or proceeding to which he may be a party by reason of being or having been a director, officer or employee at the request of the Company to the fullest extent permitted by applicable law.

     14. Amendment. This Agreement contains and its terms constitute the entire Agreement of the parties and supersedes all prior Agreements regarding employment, and may be amended only by a written document signed by both parties to this Agreement

     15.     Governing Law. This Agreement shall be
governed by the laws of the State of Mississippi. The parties hereby irrevocably consent to, and waive any objection to the exercise of, personal jurisdiction by the state and federal courts located in the State of Mississippi with respect to any action or proceeding arising out of this Agreement.

     16. Attorneys' Fees. The Company agrees to pay, to the full extent permitted by law, all legal fees and expenses which the Executive may reasonably incur as a result of any contest (only to the extent the Executive prevails in the outcome thereof) by the Company of the validity or enforceability of, or liability under, any provision of this Agreement (including as a result of any contest by the Executive about the amount of any payment pursuant to this Agreement).

     17. Severability. Should any provision hereof be deemed, for any reason whatsoever, to be invalid or inoperative, that provision shall be deemed severable and shall not affect the force and validity of all other provisions of this Agreement.

     18. Survival. All provisions which may reasonably be interpreted or construed to survive the expiration or termination of this Agreement shall survive the expiration or termination of this Agreement.

     19. Notices. Any notice, request or instruction to be given hereunder shall be in writing and shall be deemed given when personally delivered or three (3) days after being sent by certified mail, postage prepaid, to the other party at such party's address set forth below.

     IF TO EXECUTIVE:

	 R. Barry Cannada
	 c/o Jitney-Jungle Stores of America, Inc.
	 P.O. Box 3409
	 Jackson, Mississippi 39207-3409

     IF TO COMPANY:

	 Jitney-Jungle Stores of America, Inc.
	 P.O. Box 3409
	 Jackson, Mississippi 39207-3409
	 Attention: Michael E. Julian

	 with a copy to:

	 Bruckmann, Rosser, Sherrill & Co., Inc.
	 126 East 56th Street, 29th Floor
	 New York, New York 10022
	 Attention: Harold O. Rosser II

Each party may change the address to which notices from the other party are to be sent by notifying such party of its new address in accordance with this Section 16.

     20. Waiver. No waiver of any condition, obligation or term hereof shall constitute a waiver of any other or a waiver of a subsequent right to demand strict compliance with all conditions, obligations and terms hereof.

     21. Successors. This Agreement, including the documents and instruments referred to herein, shall inure to the benefit of and be binding upon and enforceable against the heirs, legal representatives, successors, and assigns of the parties hereto.

     22. Delegation of Duties. Executive may not delegate or assign any of his duties or obligations hereunder.
With the exception of assigning duties to the Executive relating to the business of the affiliates or any subsidiaries of the Company and with the exception of an assignment to any acquiror in connection with (i) an acquisition of 50% or more of the Company's voting stock, (ii) a merger or consolidation of the Company resulting in the holders of the Company's voting stock immediately prior to such transaction holding less than 50% of the total voting common stock of the surviving corporation after such termination or (iii) a sale or exchange of all or substantially all of the property or assets of the Company, the Company shall have no right to assign this Agreement without Executive's written consent.

     23. Partial Invalidity. If any provision in this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall, nevertheless, continue in full force and without being impaired or invalidated in any way.

     24. Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior arrangements or understandings with respect thereto.

     Executed as of the day and year first above written.

			  JITNEY-JUNGLE STORES OF AMERICA, INC.
			  ("Company")


			  By:
			       Name:
			       Title:




			  R. BARRY CANNADA ("Executive")